UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 11, 2008

Great Lakes Dredge & Dock Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2122 York Road Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(630) 574-3000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On February 11, 2008 the Company issued a press release announcing that the Company’s Board of Directors declared a cash dividend of $0.017 per share on its common stock.  This dividend will be payable on March 12, 2008 to shareholders of record of the Company’s common stock on February 19, 2008.   A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

The following exhibit is furnished herewith:

99.1                            Press Release of Great Lakes Dredge & Dock Corporation dated February 11, 2008 announcing a cash dividend.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date:	February 11, 2008	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

99.1	Press Release of Great Lakes Dredge & Dock Corporation dated February 11, 2007 announcing a cash dividend.